BLACKROCK BOND ALLOCATION TARGET SHARES

BATS: Series C Portfolio

(the “Fund”)

Supplement dated February 22, 2012

to the Summary Prospectus dated July 28, 2011

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jeffrey Cucunato	2009	Managing Director of BlackRock, Inc.
Matthew Marra	2011	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

Code # SPRO-BATSC-0212SUP